Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2016 Earnings Results

NEW YORK, NY, March 2, 2017 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) today announced its financial results for the quarter and year ended December 31, 2016.

Fourth Quarter 2016 Summary Highlights

•	New investments of $20.1 million and $63.9 million for the fourth quarter and year, respectively
•	Net investment income of $6.6 million, or $0.358 per share, for the fourth quarter
•	Annual net investment income of $27.0 million, or $1.48 per share
•	Annual distribution of $1.42 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “This was a solid quarter for WhiteHorse, with strong net interest income and modest gains in our NAV. The leadership of our firm remains committed to conservative investing in senior secured assets with a goal of earning our dividend each year and protecting NAV. The pipeline for the first quarter is strong.”

Portfolio and Investment Activity

As of December 31, 2016, the fair value of WhiteHorse Finance’s investment portfolio was $411.7 million, compared with $415.3 million as of December 31, 2015. The portfolio at December 31, 2016 consisted of 37 positions across 29 companies with an average investment size of $11.1 million based on fair value, a weighted average effective yield of 11.8%, and an estimated weighted average leverage multiple of 3.4x. The majority of the portfolio comprised senior secured loans and approximately 99.8% of these loans were variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well in a rising interest rate environment.

For the three months ended December 31, 2016, WhiteHorse Finance invested $20.1 million across two new portfolio companies. Gross proceeds from sales and repayments totaled $2.5 million for the quarter. In addition, WhiteHorse Finance refinanced its $36.8 million loan to Future Payment Technologies into a new $23.3 million first lien loan; reducing its net position by $13.5 million.

For the year ended December 31, 2016, WhiteHorse Finance invested $63.9 million across seven new portfolio companies. Also, the Company invested $3.2 million in existing portfolio companies. Gross proceeds from sales and repayments totaled $71.3 million for the year. In addition, WhiteHorse Finance refinanced two investments resulting in a net decrease in these investments of $2.9 million.

Results of Operations

For the three months and year ended December 31, 2016, net investment income was approximately $6.6 million and $27.0 million, compared with approximately $3.9 million and $20.8 million for the same periods in the prior year. The increase in net investment income was primarily attributable to (i) an increase in the balance of average earning investments over the same periods in the prior year, (ii) higher amortization of original issue discount related to repayments and (iii) the 2015 write off of deferred financing costs related to a credit line refinancing. In the past 24 months, cumulative core net investment income, a non-GAAP financial measure, exceeded distributions to stockholders.(1)

For the three months and year ended December 31, 2016, WhiteHorse Finance reported realized and unrealized gain on investments of $2.5 million and $4.3 million, respectively. This compares with realized and unrealized losses on investments of $18.7 million and $23.6 million for the three months and year ended December 31, 2015, respectively. The increase in realized and unrealized gains on investments was primarily attributable to the recognition of unrealized loss in the Company’s investment in RCS Capital Corporation during the fourth quarter of 2015.

For the three months and year ended December 31, 2016, WhiteHorse Finance reported net increases in net assets of $9.1 million and $31.3 million, respectively, which compares to net decreases in net assets of $14.8 million and $2.8 million for the three months and year ended December 31, 2015.

WhiteHorse Finance’s NAV was $249.4 million, or $13.63 per share, as of December 31, 2016, as compared with $246.8 million, or $13.48 per share, as of September 30, 2016. As of December 31, 2015, WhiteHorse Finance’s NAV was $244.0 million, or $13.33 per share.

Liquidity and Capital Resources

As of December 31, 2016, WhiteHorse Finance had cash and cash equivalents of $28.9 million, as compared with cash and cash equivalents of $23.7 million as of September 30, 2016, inclusive of restricted cash. As of December 31, 2016, the Company had approximately $40 million of undrawn capacity under its revolving credit facility.

Distributions

On December 19, 2016, the Company declared a distribution of $0.355 per share for the quarter ended December 31, 2016, consistent for the seventeenth consecutive quarter since the Company’s IPO. The distribution was paid on January 3, 2017 to shareholders of record as of December 20, 2016.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and fiscal year-end results at 10:00 am ET on Thursday, March 2, 2017. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #70205251. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 7, 2017. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #70205251. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by WhiteHorse Advisers, an affiliate of H.I.G. Capital. H.I.G. Capital is a leading global alternative asset manager with $21 billion of capital under management(2) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Net investment income and core net investment income during the three months ended December 31, 2015 were $0.237 per share and $0.352 per share, respectively. Net investment income was equal to core net investment income for every other quarter since the Company’s initial public offering. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding the net impact of costs associated with the refinancing of the Company’s revolving credit facility. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

(2) Based on total capital commitments managed by H.I.G. Capital and affiliates.

Contacts

WhiteHorse Finance, Inc.

Stuart Aronson, 212-506-0500

saronson@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Edward J. Giordano, 305-379-2322

egiordano@higwhitehorse.com

or

Prosek Partners

Sean Silva, 212-279-3115

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	December 31, 2016	December 31, 2015
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$392,721	$395,143
Non-controlled affiliate company investments	18,993	20,200
Total investments, at fair value (amortized cost $427,684 and $436,109, respectively)	411,714	415,343
Cash and cash equivalents	17,036	22,769
Restricted cash and cash equivalents	11,858	—
Interest receivable	3,891	3,407
Receivable for unsettled transactions	881	—
Prepaid expenses and other receivables	854	192
Total assets	$446,234	$441,711
Liabilities
Debt	$182,338	$183,482
Distributions payable	6,498	6,498
Management fees payable	5,476	3,813
Payables for investments purchased	995	2,865
Interest payable	480	—
Accounts payable and accrued expenses	1,058	1,001
Total liabilities	196,845	197,659
Commitments and contingencies (See Note 7)
Net assets
Common stock, 18,303,890 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	18	18
Paid-in capital in excess of par	271,679	271,679
Accumulated over distributed net investment income	(6,400)	(7,419)
Accumulated realized gains on investments	698	1,176
Accumulated unrealized depreciation on investments	(16,606)	(21,402)
Total net assets	249,389	244,052
Total liabilities and total net assets	$446,234	$441,711
Number of shares outstanding	18,303,890	18,303,890
Net asset value per share	$13.63	$13.33

WhiteHorse Finance, Inc.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	Years ended December 31,
	2016	2015	2014
Investment income
Interest income	$48,649	$42,380	$35,148
Fee income	2,290	1,894	1,604
Dividend income	2,910	2,800	794
Total investment income	53,849	47,074	37,546
Expenses
Interest expense	8,188	9,970	5,818
Base management fees	8,990	8,560	7,557
Performance-based incentive fees	6,755	4,323	3,387
Administrative service fees	684	1,140	1,510
General and administrative expenses	2,221	2,326	2,720
Total expenses, before fees waived	26,838	26,319	20,992
Base management fees waived	—	—	(447)
Total expenses, net of fees waived	26,838	26,319	20,545
Net investment income	27,011	20,755	17,001
Realized and unrealized gains (losses) on investments
Net realized losses
Non-controlled/non-affiliate company investments	(478)	(379)	(64)
Net realized losses	(478)	(379)	(64)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	6,003	(23,404)	2,607
Non-controlled/affiliate company investments	(1,207)	200	—
Net change in unrealized appreciation (depreciation)	4,796	(23,204)	2,607
Net realized and unrealized gains (losses) on investments	4,318	(23,583)	2,543
Net increase (decrease) in net assets resulting from operations	$31,329	$(2,828)	$19,544
Per Common Share Data
Basic and diluted earnings (loss) per common share	$1.71	$(0.18)	$1.30
Dividends and distributions declared per common share	$1.42	$1.42	$1.42
Basic and diluted weighted average common shares outstanding	18,303,890	15,319,510	14,982,825

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Advertising
Outcome Health
First Lien Secured Term Loan	L+6.50% (1.00% Floor)	7.50%	12/22/21	$18,500	$16,652	$16,872	6.77%
Fluent Acquisition II, LLC
First Lien Secured Term Loan	L+11.50% (0.69% Floor)	12.19% (1.00% PIK)	12/8/20	26,885	26,466	26,745	10.72
Intersection Acquisition, LLC
First Lien Secured Term Loan	L+10.00% (1.00% Floor)	11.00%	9/15/20	16,149	16,029	15,597	6.25
				61,534	59,147	59,214	23.74
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+9.25% (1.00% Floor)	10.25%	5/26/21	12,406	12,027	12,282	4.92
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	6/27/19	14,850	14,850	14,776	5.92
Consumer Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+10.25% (1.00% Floor)	11.25%	6/25/20	25,000	24,797	24,732	9.92
Second Lien Secured Revolving Loan	L+10.25% (1.00% Floor)	11.25%	6/25/20	5,000	4,959	4,947	1.98
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+10.75% (1.00% Floor)	11.75%	3/1/22	20,000	19,623	19,650	7.88
Sigue Corporation(4)
Second Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	12/27/18	25,000	24,801	24,200	9.70
				75,000	74,180	73,529	29.48

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/23/21	$23,750	$23,329	$23,370	9.37%
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+9.75% (1.00% Floor)	10.75%	2/26/23	7,146	7,017	7,146	2.87
Distributors
360 Holdings III Corp.
First Lien Secured Term Loan	L+9.00% (1.00% Floor)	10.00%	10/1/21	9,875	9,549	9,875	3.96

Diversified Support Services
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	9/18/22	8,670	8,528	8,462	3.39
Electronic Equipment & Instruments
AP Gaming I, LLC (4)
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	9,700	9,533	9,523	3.82
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+9.95% (1.00% Floor)	10.95%	8/10/21	13,930	13,375	13,610	5.46
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	17,538	17,343	17,461	7.00
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	5,068	4,992	5,046	2.02
First Lien Secured Delayed Draw Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	5,083	5,012	5,061	2.03
				41,619	40,722	41,178	16.51
Health Care Facilities
Coastal Sober Living, LLC
First Lien Secured Term Loan	L+10.25% (1.00% Floor)	11.25%	6/30/19	23,183	22,964	23,183	9.30

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+9.00% (1.50% Floor)	10.50%	1/31/18	$14,438	$14,375	$12,569	5.04%
Second Lien Secured Term Loan	N/A	15.75%	7/31/18	1,000	986	594	0.24
				38,621	38,325	36,346	14.58
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	$9,090	$9,067	$8,841	3.55
Internet Retail
Clarus Commerce, LC
First Lien Secured Term Loan	L+11.14% (1.00% Floor)	12.14%	3/17/21	6,000	5,899	5,895	2.36
Office Service & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+11.25% (1.00% Floor)	12.25%	1/25/21	5,000	4,970	4,930	1.98
Oil & Gas Drilling
ProPetro Services, Inc.(4)
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	8,284	8,246	7,189	2.88
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,898	9,939	3.99
Other Diversified Financial Services
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	4/2/18	8,934	8,860	8,904	3.57
Research & Consulting Services
Project Time & Cost, LLC(4)
First Lien Secured Term Loan	L+11.00% (0.74% Floor)	12.74%	10/9/20	10,105	9,953	9,845	3.95

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Specialized Consumer Services
Pre-Paid Legal Services, Inc.(4)
Second Lien Secured Term Loan	L+9.00% (1.25% Floor)	10.25%	7/1/20	$19,000	$18,882	$19,000	7.22%
Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00% (0.62% Floor)	12.62%	9/30/17	7,500	7,455	7,410	2.97
Sunteck/TSS Holdings, LLC
Second Lien Secured Term Loan	L+9.00% (1.00% Floor)	10.00%	6/15/22	3,500	3,439	3,454	1.38
				11,000	10,894	10,864	4.35
Total Debt Investments				393,581	386,871	381,111	152.88
Equity Investments
Advertising
IDI, Inc. Warrants(4)	N/A	N/A	12/8/25	—	—	—	—
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	2,426	0.97
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	—	—	417	0.17
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	—	—	871	0.35
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	—	—	232	0.09
				—	—	3,946	1.58
Other Diversified Financial Services
Artec Group, Inc. (5)(5)	N/A	N/A	N/A	—	20,693	7,505	3.01
Specialized Finance
NMFC Senior Loan Program I LLC Units(5)(6)	N/A	N/A	6/10/19	—	20,120	18,993	7.62
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	162	0.06
Total Equity Investments				—	40,813	30,606	12.21
Total Investments				$393,581	$427,684	$411,714	165.09%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non- qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 83% of total assets.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.